SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                 April 30, 2002
               --------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         0-25056                     59-3262958
---------------                 ----------------            -------------------
(State or Other                 (Commission File             (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
 Incorporation)

                               One New York Plaza
                               New York, New York
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                      10292
                                    --------
                                   (Zip Code)

                                 (212) 748-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

              ----------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


                         The Exhibit Index is on Page 4

                                Page 1 of 6 Pages

ITEM 5.  OTHER EVENTS

         In connection with the Registrant's 2002 Annual Meeting of Stockholders, to be held June 6, 2002, the Registrant began mailing today to all stockholders of record as of April 26, 2002 a copy of the Registrant's Proxy Statement for the 2002 Annual Meeting and a copy of the Registrant's 2001 Annual Report. Attached as Exhibit 99.1 hereto is a Letter to Stockholders that was included as part of the 2001 Annual Report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

(c)      EXHIBITS.

99.1     Letter to Stockholders, dated April 30, 2002



                                Page 2 of 6 Pages

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAXCOR FINANCIAL GROUP INC.


                                    By: /s/ Gilbert Scharf
                                        ----------------------------------------
                                        Name:  Gilbert Scharf
                                        Title: Chairman of the Board, President
                                                 and Chief Executive Officer

Date: April 30, 2002


                                Page 3 of 6 Pages

                                  EXHIBIT INDEX


Exhibit No.                    Description                Page No.
-----------                    -----------                --------

99.1             Letter to Stockholders, dated April 30,      5
                 2002


                                Page 4 of 6 Pages